                                                                   EXHIBIT 10.25
                    AMENDMENT NO. 1 TO CONSULTING AGREEMENT

     This amendment is made effective as of May 9, 1995, by and between NeoRx Corporation, 410 West Harrison, Seattle, Washington 98119, and Dr. Fred Craves, 215 Laurel Grove, Kentfield, California 94904.

     The parties hereby agree that the Consulting Agreement effective as of July 7, 1993, shall be amended as follows:

2. COMPENSATION.

     (a) Cash Compensation.

     The first sentence is amended to read:

     "As cash compensation for any and all services which Consultant may render to Corporation hereunder, Corporation shall pay to Consultant:

          QUARTER ENDING DATE                                              PAYMENT FEE
          ---------------------------------------------------------------  -----------
          6/30/95........................................................    $28,333
          9/30/95........................................................    $30,000
          12/31/95.......................................................    $30,000
          3/31/96........................................................    $30,000
          6/30/96........................................................    $30,000

     For each calendar quarter of services provided, with payments to be made for each quarter within 30 days of the end of each quarter."

     The remainder of Section 2 is unchanged.

6. TERM: TERMINATION.

     (a) Initial Term Period.

     "This agreement shall terminate on June 30, 1996 unless renewed by agreement of the parties."

     The remainder of Section 6 is unchanged.

NeoRx Corporation                               Dr. Fred Craves
By:                                             By:
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